                                  AMENDMENT ONE
                                     TO THE
                             CO-MARKETING AGREEMENT
                                     BETWEEN
                                   YAHOO! INC.
                                       AND
                       NETSCAPE COMMUNICATIONS CORPORATION

This Amendment One ("Amendment One") is entered into by and between Netscape Communications Corporation, a Delaware corporation, with principal offices at 501 E. Middlefield Road, Mountain View, California 94043 ("Netscape"), and Yahoo! Inc., a California corporation with its principal place of business at 3400 Central Expressway, Suite 201, Santa Clara, California 95051 ("Yahoo") and is effective as of the effective date set forth below ("Effective Date").

WHEREAS, the parties have entered into a Co-Marketing Agreement dated March 17, 1997 (the "Agreement");

WHEREAS, due to Yahoo's initial start-up costs associated with the Service (as defined in the Agreement) and later than expected commercial availability of Netscape Communicator, the parties wish to modify and supplement the provisions of such Agreement;

NOW, THEREFORE, the parties, in consideration of the terms and conditions herein, agree as follows:

1. CAPITALIZED TERMS DEFINED IN THE AGREEMENT SHALL HAVE THE SAME MEANING IN THIS AMENDMENT ONE AS IN THE AGREEMENT.

2. EXCEPT AS EXPLICITLY MODIFIED, ALL TERMS, CONDITIONS AND PROVISIONS OF THE AGREEMENT SHALL CONTINUE IN FULL FORCE AND EFFECT.

3. Section 14.1 shall be deleted in its entirety and replaced with the following:

     "14.1 PAYMENT AMOUNTS. For the benefits and services provided by Netscape to Yahoo during the Term, Yahoo shall remit to Netscape a total of Nineteen Million Six Hundred Sixty Thousand Dollars ($19,660,000) as the Payment, comprised of the following components:

     Four Million Six Hundred Sixty Thousand Dollars ($4,660,000) as a guarantee against advertising revenue in the first year of the Term ending March 31, 1998, adjusted for Section 17.1, plus

     Fifteen Million Dollars ($15,000,000) as a guarantee against advertising revenue for the remainder of the term, provided Netscape delivers the Netscape traffic requirements as described in Section 15."


                  [X] CONFIDENTIAL TREATMENT REQUESTED.
         OMITTED PORTIONS FILED SEPARATELY WITH THE COMMISSION.

4.   The payment provisions of Section 14.2 shall be amended as follows:

     a. The $1,500,000 payment due to Netscape on June 15, 1997 shall be reduced to $1,160,000 and shall be due and payable on June 30, 1997; and

     b. The $2,250,000 payment due to Netscape on September 30, 1997 and the $2,750,000 payment due to Netscape on December 31, 1997, each of which is specified in Section 14.2, shall be cancelled. All other payments specified in the Agreement shall remain due as set forth in the Agreement.

5. Section 17.1 is revised in its entirety to read as set forth in Attachment A-1 hereto.

The Effective Date of this Amendment One is 6/30/97, 1997.

YAHOO! INC.                               NETSCAPE COMMUNICATIONS
                                          CORPORATION



By:  /s/ Jeffrey A. Mallett           By:  /s/ Michael Homer
   --------------------------------      -------------------------------

Name:  Jeffrey A. Mallett             Name:  Michael Homer
     ------------------------------          ---------------------------

Title:  SR. VP. Business Operations   Title:  SVP of Marketing
      -----------------------------          ---------------------------


                                     -2-
                    [X] CONFIDENTIAL TREATMENT REQUESTED.
            OMITTED PORTIONS FILED SEPARATELY WITH THE COMMISSION.

                                ATTACHMENT A-1

17.1 ALLOCATION. "Interim Net Revenues" shall be defined as the gross recognized revenues received from: (i) advertising sales (other than revenues received in connection with the sale of advertising on the What's New Page and What's Cool Page, as such advertising revenues are described in
Section 16 of the Agreement); (ii) fees paid by Content Providers; and (iii) revenues from other sources; less barter, bad debt (provided that charges against bad debt do not exceed three percent (3%) of the gross recognized revenues), and cost of sales (at twenty percent (20%) of gross recognized revenues). [XXXX] has been achieved, after which time the Interim Net Revenues will be allocated [XXXX] for the remainder of the Term. Yahoo may keep an ongoing reserve of three percent (3%) for bad debt, and actual bad debt shall be reconciled at the conclusion of each twelve (12) month period. To the extent that the accrued Interim Net Revenues as of [XXXX], thirty-three percent (33%) of the difference between the actual Interim Net Revenues as of December 31, 1997 and [XXXX] shall be credited towards Yahoo's March 31, 1998 minimum payment of [XXXX].



                                     -3-
                    [X] CONFIDENTIAL TREATMENT REQUESTED.
            OMITTED PORTIONS FILED SEPARATELY WITH THE COMMISSION.